Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

JAMES G. RAKES, CHAIRMAN, PRESIDENT & CEO

(540) 951-6236   jrakes@nbbank.com

DAVID K. SKEENS, TREASURER & CFO

(540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. REPORTS

INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

BLACKSBURG, VA, October 17, 2013:  Today, National Bankshares, Inc. (NASDAQ Capital Market: NKSH) announced net income of approximately $13.17 million through September 30, 2013, up $106 thousand, or 0.81%, above the total reported for the first nine months of 2012.  Basic earnings per share were $1.90, which compares with $1.88 reported at September 30, 2012.  The return on average assets for the nine months ended September 30, 2013 was 1.61% compared to 1.62% in 2012. The return on average equity was 11.70% and 12.14% for the same two periods. At September 30, 2013, the Company had total assets of $1.08 billion.

National Bankshares’ Chairman, President & CEO James G. Rakes commented, “We continue to focus on bringing successful results to our stockholders by growing our bank with high quality loans, sustaining asset quality and risk management, and providing our customers the best community banking services and products available. In addition, technology and process improvement initiatives are underway to further enhance our customer experience.”

National Bankshares, Inc., headquartered in Blacksburg, Virginia, is the parent company of National Bank of Blacksburg, which does business as National Bank, and of National Bankshares Financial Services, Inc. National Bank is a community bank operating from 25 offices throughout Southwest Virginia.  National Bankshares Financial Services, Inc. is an investment and insurance subsidiary in the same trade area. The Company’s stock is traded on the NASDAQ Capital Market under the symbol “NKSH.”  Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements

Certain statements in this press release may be “forward-looking statements.” Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties. Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements. Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology. The Company does not update any forward-looking statements that it may make.

National Bankshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ in thousands)	September 30, 2013	September 30, 2012	December 31, 2012
Assets
Cash and due from banks	$13,806	$12,445	$14,783
Interest-bearing deposits	62,776	67,394	96,597
Federal funds sold	---	---	---
Securities available for sale	193,639	198,079	191,504
Securities held to maturity	164,752	161,728	160,539
Total securities	358,391	359,807	352,043
Mortgage loans held for sale	617	3,015	2,796
Loans:
Loans, net of unearned income and deferred fees	590,664	591,461	592,162
Less: allowance for loan losses	(8,090)	(8,254)	(8,349)
Loans, net	582,574	583,207	583,813
Bank premises and equipment, net	10,025	10,491	10,401
Accrued interest receivable	6,044	6,291	6,247
Other real estate owned	973	1,894	1,435
Intangible assets	8,568	9,648	9,377
Bank-owned life insurance	21,020	20,346	20,523
Other assets	12,609	6,434	6,346
Total assets	$1,077,403	$1,080,972	$1,104,361

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$147,928	$147,346	$144,252
Interest-bearing demand deposits	453,044	418,482	455,713
Savings deposits	73,952	66,576	69,063
Time deposits	248,574	291,979	277,738
Total deposits	923,498	924,383	946,766
Other borrowed funds	---	---	---
Accrued interest payable	97	178	139
Other liabilities	7,514	6,013	7,347
Total liabilities	931,109	930,574	954,252

Stockholders' Equity
Preferred stock of no par value. Authorized 5,000,000 shares; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding 6,947,974 shares at September 30, 2013, 6,943,974 at September 30, 2012 and 6,947,974 at December 31,2012	8,685	8,680	8,685
Retained earnings	153,578	143,383	144,162
Accumulated other comprehensive loss, net	(15,969)	(1,665)	(2,738)
Total stockholders' equity	146,294	150,398	150,109
Total liabilities and stockholders' equity	$1,077,403	$1,080,972	$1,104,361

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
($ in thousands, except for share data)
Interest Income
Interest and fees on loans	$8,196	$8,923	$24,707	$26,554
Interest on federal funds	---	---	---	---
Interest on interest-bearing deposits	45	60	161	187
Interest on securities-taxable	1,743	1,620	5,007	4,991
Interest on securities-nontaxable	1,581	1,634	4,847	4,801
Total interest income	11,565	12,237	34,722	36,533
Interest Expense
Interest on time deposits of $100 or more	196	355	694	1,171
Interest on other deposits	1,192	1,581	3,921	4,900
Interest on borrowed funds	---	---	---	---
Total interest expense	1,388	1,936	4,615	6,071
Net interest income	10,177	10,301	30,107	30,462
Provision for loan losses	303	778	1,329	2,554
Net interest income after provision for loan losses	9,874	9,523	28,778	27,908
Noninterest Income
Service charges on deposit accounts	709	674	1,922	1,956
Other service charges and fees	37	40	139	130
Credit card fees	834	807	2,427	2,441
Trust income	267	271	867	1,037
Bank-owned life insurance	182	205	546	605
Other income	162	130	502	341
Realized securities gains (losses), net	(82)	(19)	2	33
Total noninterest income	2,109	2,108	6,405	6,543
Noninterest Expense
Salaries and employee benefits	3,031	3,104	8,963	9,014
Occupancy and furniture and fixtures	394	387	1,230	1,181
Data processing and ATM	477	390	1,288	1,206
FDIC assessment	136	133	408	343
Credit card processing	656	607	1,854	1,817
Intangibles and goodwill amortization	269	270	809	812
Net costs of other real estate owned	52	58	192	209
Franchise taxes	280	258	803	646
Other operating expenses	828	881	2,637	2,302
Total noninterest expense	6,123	6,088	18,184	17,530
Income before income tax expense	5,860	5,543	16,999	16,921
Income tax expense	1,343	1,250	3,831	3,859
Net income	$4,517	$4,293	$13,168	$13,062
Basic net income per share	$0.65	$0.62	$1.90	$1.88
Fully diluted net income per share	$0.65	$0.62	$1.89	$1.88
Weighted average outstanding number of common shares
Basic	6,947,974	6,941,757	6,947,974	6,940,573
Diluted	6,972,769	6,962,852	6,970,063	6,958,316
Dividends declared per share	---	---	$0.54	$0.53
Dividend payout ratio	---	---	28.49	28.16
Book value per share	---	---	$21.06	$21.66

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

	Three Months Ended
($ in thousands)	September 30,2013	September 30, 2012
Net Income	$4,517	$4,293

Other Comprehensive Income, net of tax
Unrealized holding losses on available for sale securities net of deferred taxes of ($2,056) and ($351)	(3,818)	(653)
Reclassification adjustment, net of income taxes of $31 and $6	57	12
Other comprehensive loss, net of tax of ($2,025) and ($345)	$(3,761)	$(641)
Total comprehensive income	$756	$3,652

	Nine Months Ended
($ in thousands)	September 30,2013	September 30, 2012
Net Income	$13,168	$13,062

Other Comprehensive Income, net of tax
Unrealized holding losses on available for sale securities net of deferred taxes of ($7,126) and ($178)	(13,234)	(331)
Reclassification adjustment, net of income taxes of $1 and ($7)	3	(13)
Other comprehensive loss, net of tax of ($7,125) and ($185)	$(13,231)	$(344)
Total comprehensive income (loss)	$(63)	$12,718

Key Ratios and Other Data

(Unaudited)

($ in thousands)	Three Months Ended		Nine Months Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Average Balances
Cash and due from banks	$11,486	$11,942	$11,877	$11,860
Interest-bearing deposits	60,718	89,899	79,795	96,410
Securities available for sale	203,067	188,648	202,268	188,885
Securities held to maturity	165,881	153,877	165,014	142,860
Mortgage loans held for sale	757	2,028	1,220	1,503
Gross loans	588,379	593,634	584,920	588,298
Loans, net	579,404	584,341	575,741	578,993
Intangible assets	8,722	9,803	8,989	10,072
Total assets	1,078,837	1,084,118	1,090,630	1,073,887
Total deposits	925,382	928,783	932,620	923,739
Other borrowings	---	---	---	---
Stockholders' equity	145,806	149,049	150,425	143,685
Interest-earning assets	1,032,490	1,022,861	1,036,218	1,012,756
Interest-bearing liabilities	784,421	785,441	791,940	783,049

Financial ratios
Return on average assets	1.66%	1.58%	1.61%	1.62%
Return on average equity	12.29%	11.46%	11.70%	12.14%
Net interest margin	4.29%	4.39%	4.27%	4.40%
Net interest income - fully taxable equivalent	$11,165	$11,298	$33,124	$33,357
Efficiency ratio	46.13%	45.41%	46.00%	43.93%
Average equity to average assets	13.52%	13.75%	13.79%	13.38%

Allowance for loan losses
Beginning balance	$7,952	$8,168	$8,349	$8,068
Provision for losses	303	778	1,329	2,554
Charge-offs	(196)	(716)	(1,680)	(2,444)
Recoveries	31	24	92	76
Ending balance	$8,090	$8,254	$8,090	$8,254

Asset Quality Data

(Unaudited)

($ in thousands)	September 30,2013	September 30, 2012
Nonperforming assets
Nonaccrual loans	$10,194	$3,876
Nonaccrual restructured loans	1,042	2,254
Total nonperforming loans	11,236	6,130
Other real estate owned	973	1,894
Total nonperforming assets	$12,209	$8,024
Accruing restructured loans	$6,545	$2,021
Loans 90 days or more past due	$149	$114

Asset quality ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	2.06%	1.35%
Allowance for loan losses to total loans	1.37%	1.40%
Allowance for loan losses to nonperforming loans	72.00%	134.65%
Loans past due 90 days or more and still accruing to loans net of unearned income and deferred fees	0.03%	0.02%